UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  February 23, 2021

OneWater Marine Inc.
 (Exact name of registrant as specified in its charter)

Delaware	001-39213	83-4330138
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6275 Lanier Islands Parkway Buford, Georgia	30518
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (678) 541-6300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Class A common stock, par value $0.01 per share	ONEW	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As described under Item 5.07 below, OneWater Marine Inc.  (the “Company”) held its 2021 Annual Meeting of Stockholders (the “Annual Meeting”) on February 23, 2021. At the Annual Meeting, the Company’s stockholders approved the OneWater Marine Inc. 2021 Employee Stock Purchase Plan (the “ESPP”), which was approved and adopted by the Company’s Board of Directors (the “Board”) as of January 13, 2021 (the “Adoption Date”), subject to stockholder approval at the Annual Meeting. The effective date of the ESPP is February 23, 2021, and, unless earlier terminated, the ESPP will expire on the twentieth anniversary of the Adoption Date. The ESPP will be administered by the Board or by one or more committees to which the Board delegates such administration.

The ESPP enables eligible employees to purchase shares of the Company’s Class A common stock, par value $0.01 per share (“Class A common stock”) at a discount through participation in discrete offering periods. The ESPP is intended to qualify as an employee stock purchase plan under section 423 of the Internal Revenue Code of 1986, as amended. Up to a maximum of 299,505 shares of the Company’s Class A common stock may be issued under the ESPP, subject to certain adjustments as set forth in the ESPP. On the first day of each fiscal year during the term of the ESPP, beginning on October 1, and ending on (and including) September 30, the number of shares of Class A common stock that may be issued under the ESPP will increase by a number of shares equal to the least of (i) 1% of the outstanding shares on the Adoption Date, or (ii) such lesser number of shares (including zero) that the administrator determines for purposes of the annual increase for that fiscal year. The number of shares of Class A common stock that may be granted to any single participant in any single option period will be subject to certain limitations set forth in the plan.

A description of the material terms and conditions of the ESPP is provided on pages 10-13 of the Company’s proxy statement filed with the U.S. Securities and Exchange Commission on January 13, 2021, which description and text are incorporated herein by reference. The foregoing description of the ESPP does not purport to be complete and is qualified in its entirety by the full text of the ESPP, which is attached hereto as Exhibit 10.1 and incorporated herein by reference.

Item 5.07	Submission of Matters to a Vote of Security Holders.

As described in Item 5.02 above, the Company held its Annual Meeting on February 23, 2021. As of January 4, 2021, the record date for the Annual Meeting, 10,867,291 shares of Class A common stock and 4,108,007 shares of the Company’s Class B common stock, par value $0.01 per share (together with Class A common stock, the “common stock”) were outstanding and entitled to vote at the Annual Meeting. Each share of common stock was entitled to one vote on all matters voted upon at the Annual Meeting. A summary of the matters voted upon by the stockholders and the final voting results for each such matter are set forth below.

1.
Each of the following persons was duly elected by the Company’s stockholders as a Class I director for a term expiring at the 2024 annual meeting of stockholders and until their successors are duly elected and qualified, subject to their earlier resignation, removal or death, with votes as follows:

NOMINEE	FOR	WITHHOLD	BROKER NON-VOTES
P. Austin Singleton	8,046,049	3,654,788	1,592,067
Mitchell W. Legler	8,180,214	3,520,623	1,592,067
John F. Schraudenbach	8,256,807	3,444,030	1,592,067

2.	The ESPP was approved by the stockholders, with votes as follows:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
6,603,172	5,097,610	55	1,592,067

3.
The appointment of Grant Thornton LLP as the Company’s independent registered public accounting firm for the fiscal year ending September 30, 2021, was ratified by the stockholders, with votes as follows:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
12,875,849	411,358	5,697	0

No other matters were submitted for stockholder action at the Annual Meeting.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description
10.1
OneWater Marine Inc. 2021 Employee Stock Purchase Plan (incorporated by reference to Appendix A to the Company’s Proxy Statement, File No. 001-39213, filed with the U.S. Securities and Exchange Commission on January 13, 2021).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ONEWATER MARINE INC.

	By:	/s/ Jack Ezzell
Name: Jack Ezzell
Title: Chief Financial Officer
Dated: February 24, 2021